UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2005 (October 13,
2005)

                        COMPOSITE TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)

            Nevada                                 000-10999                             59-2025386
            ------                                 ----------                            ----------
(State or other jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
        incorporation)

                                2026 McGaw Avenue
                                Irvine, CA 92614
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (949) 428-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

$6 MILLION FINANCING CLOSED

On October 14, 2005, the $6 million financing closed in accordance with the Securities Purchase Agreement entered into by the Registrant and certain institutional accredited investors on September 23, 2005, as amended on October 3, 2005 and on October 7, 2005 (the Securities Purchase Agreement along with all amendments referred to herein as the "Securities Purchase Agreement") pursuant to which it sold $6,000,000 aggregate principal amount of senior convertible notes due January 2007, with an interest rate of 6.0% per annum, payable quarterly (the "Notes") to certain institutional accredited investors in a private placement. The Notes are convertible into shares of the Registrant's common stock at a conversion price of $1.55 per share.

The institutional accredited investors also received warrants to purchase, in the aggregate, 580,645 shares of the Registrant's common stock at an exercise price of $1.78 per share and warrants to purchase, in the aggregate, 580,645 shares of the Registrant's common stock at an exercise price of $1.94 per share (the "Warrants"). All Warrants have a term of three years.

The foregoing descriptions of the private placement of the Notes and Warrants do not purport to be complete and are qualified in their entirety by reference to:
(i) the form of Securities Purchase Agreement, Senior Convertible Note, Registration Rights Agreement and Common Stock Purchase Warrant which are attached as exhibits to a Current Report on Form 8K filed by the Registrant on September 26, 2005; (ii) the form of Amendment to Securities Purchase Agreement and form of Senior Convertible Note which are attached as exhibits to a Current Report on Form 8K filed by the Registrant on October 4, 2005; and (iii) the form of Second Amendment to Securities Purchase Agreement which is attached as an exhibit to a Current Report on Form 8K filed by the Registrant on October 13, 2005 and are all incorporated herein by reference.

On October 14, 2005, the Registrant issued the press release attached hereto as
Exhibit 99.1 regarding the closing of the transaction described in this report. The information that is set forth in the Registrant's press release dated October 14, 2005 is incorporated herein by reference.

Lane Capital Markets ("LCM") acted as the Registrant's exclusive placement agent and financial advisor in connection with the placement of the Notes and Warrants. In consideration for LCM's services, LCM received a fee payable by the issuance of 232,258 shares of the Registrant's restricted common stock. In addition, LCM received warrants to purchase 96,774 shares of the Registrant's common stock at an exercise price of $1.78 per share and warrants to purchase 96,774 shares of the Registrant's common stock at an exercise price of $1.94 per share. All such warrants have a term of three years.

The securities issued in the private placement have not been registered under the Securities Act of 1933, as amended, and until so registered, the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The Registrant is seeking Bankruptcy Court approval for the issuance of freely transferable common stock pursuant to Section 1145 of the Bankruptcy Code upon conversion of the Notes and the exercise of the Warrants. Pursuant to the terms of the Securities Purchase Agreement, as amended, the Registrant is obligated to enter into a Registration Rights Agreement which will require the Registrant to prepare and file with the Securities and Exchange Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Registrant's common stock issuable upon conversion of the Notes as well as the shares of common stock issuable upon exercise of the Warrants to the extent any such shares cannot be issued as freely transferable common stock pursuant to
Section 1145 of the Bankruptcy Code. Such determination will be made by the Bankruptcy Court at the hearing to consider confirmation of the Registrant's plan of reorganization currently scheduled for October 24, 2005.

This report is not an offer to sell securities of Composite Technology Corporation and any opportunity to participate in the private placement was available to a very limited group of investors.

Item 3.02.  Unregistered Sales of Equity Securities

On October 14, 2005, the Registrant issued $6,000,000 aggregate principal amount of senior convertible notes due January 2007, with an interest rate of 6.0% per annum, payable quarterly (the "Notes") to certain institutional accredited investors in a private placement. The Notes will be convertible into shares of the Registrant's common stock at a conversion price of $1.55 per share. On October 14, 2005, the Registrant also issued such institutional accredited investors warrants to purchase, in the aggregate, 580,645 shares of the Registrant's common stock at an exercise price of $1.78 and warrants to purchase, in the aggregate, 580,645 shares of the Registrant's common stock at an exercise price of $1.94 per share. All warrants have a term of three years. We relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 under Regulation D for the issuance of these securities. The recipients took their securities for investment purposes without a view to distribution and had access to information concerning the Registrant and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

On October 14, 2005, the Registrant issued 232,258 shares of the Registrant's restricted common stock to Lane Capital Markets ("LCM") as payment for providing services as placement agent for the Registrant. In addition, the Registrant also issued to LCM warrants to purchase 96,774 shares of the Registrant's common stock at an exercise price of $1.78 and warrants to purchase 96,774 shares of the Registrant's common stock at an exercise price of $1.94 per share. All such warrants have a term of three years. The Registrant relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act of 1933 and Rule 506 under Regulation D for the issuance of these securities. The recipients took their securities for investment purposes without a view to distribution and had access to information concerning the Registrant and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 8.01 Other Events

On October 13, 2005, the Registrant agreed, pursuant to a request from Judge John E. Ryan of the US Bankruptcy Court, to continue the hearing date for confirmation of the Registrant's plan of reorganization which was originally scheduled for October 17, 2005 to October 24, 2005.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits

99.1     Press Release of Composite Technology Corporation, dated October 14,
         2005

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COMPOSITE TECHNOLOGY CORPORATION
                                            (Registrant)


Date: October 14, 2005                      By: /s/ Benton H Wilcoxon
                                                --------------------------------
                                                Benton H Wilcoxon
                                                Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number    Description of Exhibit
--------------    ----------------------

99.1              Press Release of Composite Technology Corporation, dated
                  October 14, 2005